ProFunds
Supplement dated August 21, 2026
to each Statutory Prospectus and Statement of Additional Information,
each as supplemented or amended
* * * * *
Effective immediately, Ultimus Fund Solutions, LLC (“Ultimus”), located at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, has replaced FIS Investor Services LLC (“FIS”) as transfer agent to each series of ProFunds. Accordingly, all references to FIS are hereby replaced with Ultimus. As transfer agent, Ultimus maintains shareholder account records, distributes amounts payable by each series, and produces statements with respect to account activity for each series and its shareholders.
For more information, please contact ProFunds at 1-888-776-3637.
Please retain this supplement for future reference.